SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              ____________________



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2003


                            WESTMINSTER CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-4923                  95-2157201
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)



                          9665 Wilshire Boulevard, M-10
                         Beverly Hills, California 90212
                    (Address of Principal Executive Offices)


                                 (310) 278-1930
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS.

     On February 19, 2003, Mr. Rui Guimarais ("Mr. Guimarais"), the chief financial officer ("CFO") of Westminster Capital, Inc. (the "Company") gave notice that he was resigning as an employee and CFO of the Company, in order to accept a position as the CFO of another company. Mr. Guimarais's departure from the Company is effective on March 7, 2003.

     The Company has initiated a search for a replacement for Mr. Guimarais. In the interim, Mr. Keenan Behrle ("Mr. Behrle"), the executive vice-president of the Company, will assume the responsibilities of CFO. Mr. Behrle had served as the Company's CFO prior to the hiring of Mr. Guimarais by the Company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 7, 2003                               WESTMINSTER CAPITAL, INC.


                                            By:  /S/ WILLIAM BELZBERG
                                               ----------------------------
                                                 William Belzberg
                                                 Chief Executive Officer



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